4Q 2023 Investor Presentation February 1, 2024

2 Safe Harbor This presentation may contain certain forward-looking statements about Arrow Financial Corporation (“Arrow” or the “Company”). Forward-looking statements, as defined in Section 21E of the Securities Exchange Act of 1934, as amended, include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the banking industry or securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiaries are engaged. We are not obligated to revise or update these statements to reflect unanticipated events. This document should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 10-K”), other filings with the SEC, and the fourth quarter 2023 earnings release issued February 1, 2024.

3 Table of Contents • Arrow History and Overview • 4Q 2023 Results and Performance Metrics • Funding Sources, Investments and Liquidity • Non-Interest Income • Loans • Credit Quality • Capital

History and Overview 4

5 Our History 1851 Glens Falls Bank opened for business in a newly constructed building on Ridge Street. 1932 1912 > 1949 Changed name to Glens Falls National Bank and Trust Company. Broke ground at 250 Glen Street — our current headquarters. > 1965 addition 1981 Glens Falls National Bank (GFNB) went public on NASDAQ as GFAL. 1983 Formed Arrow Bank Corporation (now Arrow Financial Corporation) and trading began on NASDAQ as AROW.

6 Our History 1988 Formed Saratoga National Bank and Trust Company (SNB) and expanded footprint 1999 Surpassed $1 billion in assets 2004 2021 Bought its first insurance agency Topped $4 billion in assets. 2018 Consolidated our insurance business into the Upstate Agency brand. 2012 Reached $2 billion in assets. 2001 Added to the Russell 2000 Index

7 Our Profile Insurance Offices Bank Branches 937 • Multi-Bank Holding company • Glens Falls National Bank and Trust Company • Saratoga National Bank and Trust Company • Upstate Agency, LLC • Wealth Management Services • $4.2 billion in assets • 500 plus employees • Primary service area population of more than 1.1 million

8 President and Chief Executive Officer Mr. DeMarco joined the Company in 1987 as a commercial lender and since that time has served in positions of increasing responsibility within the organization. In 2012, he was named President and CEO of Saratoga National Bank. In May 2023, he was named President and CEO of Arrow Financial Corporation and Glens Falls National Bank. He holds a bachelor’s degree in finance from the University of Texas at Austin. Mr. DeMarco is a graduate of the Adirondack Regional Chamber of Commerce’s Leadership Program and the Stonier Graduate School of Banking. He serves as a Director of the Company and its subsidiary banks and sits on the boards of various non-profits dedicated to healthcare and economic development. David S. DeMarco, President and CEO

9 Experienced Leadership Team Mr. Kaiser joined the Company in 2001 as Vice President and Commercial Loan Officer. He served as Corporate Banking Manager and was later promoted to Senior Vice President, before being named Chief Credit Officer in 2011, followed by promotions to Executive Vice President and Senior Executive Vice President. Prior to joining the Company, he spent 15 years in the Capital Region as a Commercial Loan Officer. Mr. Kaiser has a bachelor’s degree in business administration from Siena College. Mr. Kaiser actively serves on boards of numerous community organizations. David D. Kaiser, Senior Executive Vice President and CCO Mr. Ivanov joined the Company in 2023 with more than 30 years of experience in Financial Planning & Analysis, Controllership, SOX, Financial Reporting and Treasury. Mr. Ivanov previously served as CFO for Bankwell Financial Group, helping it almost double in size over six-plus years to $3.3 billion. He has held CFO positions at Darien Rowayton Bank and for Doral Bank’s U.S. Operations. He began his career with Ernst & Young and held accounting/ finance positions at PepsiCo, GE Capital and Bridgewater Associates. Mr. Ivanov holds an MBA and bachelor’s degree in accounting and finance from the University of South Florida. He is also Six Sigma Black Belt certified. Penko Ivanov, Senior Executive Vice President, CFO, Treasurer and CAO Mr. Wise joined the Company in 2016 as Senior Vice President of Administration for Glens Falls National Bank. He has since been promoted to Senior Executive Vice President and Chief Risk Officer of the Company. He has more than 30 years of experience building and leading both community banks and bank-owned insurance agencies. Mr. Wise previously served as Vice President and CISO for The Adirondack Trust Company and acted as Executive Vice President, COO for Wise Insurance Brokers, Inc. He has extensive experience in designing, implementing and managing workflows and delivering operational efficiency. He holds a bachelor’s degree from Boston University’s School of Management. Andrew J. Wise, Senior Executive Vice President and CRO

10 Experienced Leadership Team Ms. Pancoe joined the Company in 2018 as Director of Human Resources. In her current role as Chief Human Resources Officer, she has executive oversight of the Company’s human resource strategies, which includes organizational design and succession planning, talent acquisition and retention, performance management, professional development and compensation and benefits. Prior to joining the Company, Ms. Pancoe held various human resource management roles within the power generation and engineering services industry. Ms. Pancoe holds a bachelor’s degree in psychology from Clark University in Worcester, MA, and an MBA from the University at Albany. In addition, she maintains a certified professional human resources designation. Brooke Pancoe, Executive Vice President, Chief Human Resources Officer Mr. Yrsha joined the Company in 2015. He currently is the Chief Banking Officer and oversees the strategic direction of the Retail Banking unit, which includes retail deposits and lending, business development, consumer payments, business services, municipal banking, as well as small business and retail lending. In addition, Marc oversees the Wealth Management division and Marketing. Prior to joining our Company, Mr. Yrsha spent time in retail leadership, retail and commercial lending at large regional and community banks within the Arrow footprint. Mr. Yrsha is active in the community serving in leadership roles on a variety of boards. He is a graduate of Castleton University in Vermont and the Adirondack Regional Chamber of Commerce’s Leadership Adirondack Program. Marc Yrsha, Senior Executive Vice President, Chief Banking Officer Mr. Jacobs joined Glens Falls National Bank in 2003 as Information Systems Manager. He was later promoted to Senior Vice President and then Executive Vice President. As Chief Information Officer, Mr. Jacobs guides the Company’s strategic technology plans. He has more than 30 years of experience in the community banking industry, having previously served as Operations Manager at Cohoes Savings Bank and Item Processing Manager at Hudson River Bank and Trust. Mr. Jacobs earned a bachelor’s degree in finance from Siena College and an associate degree in business administration from Hudson Valley Community College. Michael Jacobs, Executive Vice President, Chief Information Officer

4Q 2023 Results 11

12 4Q 2023 Summary • Net income of $7.7 million; Earnings per share (EPS) of $0.46 • Non-performing loan (NPL) migration negatively impacted EPS by $0.02 • Deposit balances, excluding brokered CDs, of $3.5 billion, a slight increase from year-end 2022 • Cost of retail deposits averaged 1.88%, ending the quarter at 1.92% • Loans reached a record of $3.21 billion, an increase of $68 million (9% annualized growth) during 4Q23 • Loan yields increased by 16bps from 3Q23 to 4.86% while loan rates reached 5.01% at December 31, 2023 • Net interest margin (NIM) was 2.53% for the quarter; Loans moving to NPL status negatively impacted NIM 5bps • Sold Visa Class B shares for a pre-tax gain of $9.3MM; Recognized a pre-tax loss of $9.2MM on repositioning of investment portfolio (sale of ~$110MM of securities); Reinvestment of proceeds resulted in annual interest income run-rate improvement of over $3MM • Net charge-offs were 0.05%, consistent with prior quarter • Nonperforming assets of $21.5 million or 0.51% of period-end assets; - Includes one large NPL of ~$15M, which is well collateralized and is not expected to result in a loss • Non-interest expense included ~$0.7 million (~$0.03/share) related to remediation efforts from items identified in the 10-K/10-Q delayed filings • ROA of 0.74% and ROE of 8.42%; incremental remediation expenses impacted ROA by 5 bps and ROE by 58 bps • Other Comprehensive Income (OCI) improvement of $19.2 million • Share repurchases resumed in Q4; 113k shares purchased at an average price of ~$24.32 Financial information provided in this document is unaudited. Please refer to the 4Q23 Earnings Release for a reconciliation of any non-GAAP measures.

13 YTD 2023 Summary • Net income of $30.1 million; Earnings per share (EPS) of $1.77 • Loan growth of $224 million, or 7.5% • NIM was 2.65% for 2023; full tax equivalent NIM of 2.67% for 2023 • Tangible Book Value of $21.06, an increase from $19.37 from the prior year • OCI improvement in 2023 of $16.2 million, adding $1.05 to book value per share • Net charge-offs for 2023 were 0.07% as compared to 0.08% for the previous year • Non-interest expense included incremental ~$4.8 million (~$0.22/share) related to the 10-K/10-Q filing delays • ROA of 0.74% and ROE of 8.29%; remediation expenses impacted ROA by 9 bps and ROE by 105 bps Financial information provided in this document is unaudited. Please refer to the 4Q23 Earnings Release for a reconciliation of any non-GAAP measures.

14 4Q23 FY2023 EPS $0.46 $1.77 Net Interest Margin* 2.53% 2.65% Profitability Revenue 33.1 134.0 Return on Average Assets (ROA) 0.74% 0.74% Return on Average Equity (ROE) 8.42% 8.29% $3.21 billion of gross loans 87.1% loan-to-deposit ratio Balance Sheet $3.69 billion in deposits 4.95% wholesale funding ratio 0.97% Allowance for Credit Losses (ACL) 0% digital deposits Paid Cash Dividend of $0.27/share in December Capital $21.06 Tangible Book Value per Share Well Capitalized Results Arrow GFNB SNB Tier 1 Leverage Ratio 9.84% 9.16% 9.58% Common Equity Tier 1 Capital Ratio 13.00% 13.24% 12.48% Tier 1 Risk-Based Capital Ratio 13.66% 13.24% 12.48% *FTE for 4Q23 is 2.55%; FY 2023 is 2.67%

15 4Q 2023 Consolidated Financial Statements 1 Variances are rounded based on actual whole dollar amounts 2 Pre-tax, pre-provision net revenue per share is a non-GAAP metric and excludes provision for loan losses and income tax expense UNAUDITED Dollars in millions, except per share data Linked Quarter Income Statement 4Q23 3Q23 Fav/(Unfav) Var1 Total Interest Income $ 44.3 42.1 2.2 Total Interest Expense 18.7 16.7 (2.0) Net Interest Income 25.6 25.4 0.2 Non-Interest Income 7.5 8.0 (0.5) Non-Interest Expense 23.2 23.5 0.3 Pre-Tax, Pre-Provision Net Revenue2 $ 9.9 9.9 0.0 Provision for Credit Losses $ 0.5 0.4 (0.1) Pre-Tax Income $ 9.4 9.5 (0.1) Income Tax Expense $ 1.7 1.8 0.1 Reported Net Income $ 7.7 7.7 0.0 EPS $ 0.46 0.46 0.00 Balance Sheet 4Q23 3Q23 Var1 Cash & Cash Equivalents $ 142.5 294.7 (152.2) Investment Securities 636.1 666.9 (30.8) Loans Receivable, net 3,181.6 3,107.5 74.1 All Other Assets 209.7 203.8 5.9 Total Assets $ 4,169.9 4,272.9 (103.0) Total Deposits $ 3,687.6 3,666.5 21.1 Total Borrowings 51.6 174.3 (122.7) Other Liabilities 50.9 72.1 (21.2) Total Liabilities $ 3,790.1 3,912.9 (122.8) Equity $ 379.8 360.0 19.8 Total Liabilities & Equity $ 4,169.9 4,272.9 (103.0)

16 4Q 2023 Consolidated Financial Statements 1 Variances are rounded based on actual whole dollar amounts 2 Pre-tax, pre-provision net revenue per share is a non-GAAP metric and excludes provision for loan losses and income tax expense UNAUDITED Dollars in millions, except per share data Comparative Quarter Income Statement 4Q23 4Q22 Fav/(Unfav) Var1 Total Interest Income $ 44.3 35.9 8.4 Total Interest Expense 18.7 5.3 (13.4) Net Interest Income 25.6 30.6 (5.0) Non-Interest Income 7.5 7.2 0.3 Non-Interest Expense 23.2 20.8 (2.4) Pre-Tax, Pre-Provision Net Revenue2 $ 9.9 17.0 (7.1) Provision for Credit Losses $ 0.5 1.4 0.9 Pre-Tax Income $ 9.4 15.6 (6.2) Income Tax Expense $ 1.7 3.5 1.8 Reported Net Income $ 7.7 12.1 (4.4) EPS $ 0.46 0.71 (0.25) Balance Sheet 4Q23 4Q22 Var1 Cash & Cash Equivalents $ 142.5 64.7 77.8 Investment Securities 636.1 757.2 (121.1) Loans Receivable, net 3,181.6 2,953.3 228.3 All Other Assets 209.7 194.3 15.4 Total Assets $ 4,169.9 3,969.5 200.4 Total Deposits $ 3,687.6 3,498.4 189.2 Total Borrowings 51.6 79.9 (28.3) Other Liabilities 50.9 37.7 13.2 Total Liabilities $ 3,790.1 3,616.0 174.1 Equity $ 379.8 353.5 26.3 Total Liabilities & Equity $ 4,169.9 3,969.5 200.4

17 2023 Consolidated Financial Statements 1 Variances are rounded based on actual whole dollar amounts 2 Pre-tax, pre-provision net revenue per share is a non-GAAP metric and excludes provision for loan losses and income tax expense UNAUDITED Dollars in millions, except per share data Comparative Year Income Statement 2023 2022 Fav/(Unfav) Var1 Total Interest Income $ 162.5 129.6 32.9 Total Interest Expense 57.7 11.3 (46.4) Net Interest Income 104.8 118.3 (13.5) Non-Interest Income 29.1 30.9 (1.8) Non-Interest Expense 93.0 81.5 (11.5) Pre-Tax, Pre-Provision Net Revenue2 $ 40.9 67.7 (26.8) Provision for Credit Losses $ 3.4 4.8 1.4 Pre-Tax Income $ 37.5 62.9 (25.4) Income Tax Expense $ 7.4 14.1 6.7 Reported Net Income $ 30.1 48.8 (18.7) EPS $ 1.77 2.78 (1.01)

18 Performance Trends $2.16 $2.23 $2.41 $2.92 $2.86 $1.77 2018 2019 2020 2021 2022 2023 Diluted EPS $14.65 $16.48 $18.32 $20.42 $19.37 $21.06 2018 2019 2020 2021 2022 2023 Fully Diluted Tangible Book Value 13.96% 13.17% 12.77% 14.09% 13.55% 8.29% 2018 2019 2020 2021 2022 2023 Return on Average Equity 1.27% 1.24% 1.17% 1.28% 1.21% 0.74% 2018 2019 2020 2021 2022 2023 Return on Average Assets YTD metrics affected by lower margins and expenses related to delayed filings History of strong earnings and performance metrics

19 Net Interest Margin 2.90% 3.02% 3.14% 3.08% 2.96% 2.61% 2.53% 2.53% 2.49% 2.59% 2.69% 2.79% 2.89% 2.99% 3.09% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 NIM Trend • Full Tax Equivalent NIM 4Q23 2.55% • 2023 Deposit exit rate – 1.92% • NIM expansion in 2024 could be slower due to recent yield curve movement 2.60% 2.53% 2.48% Oct-23 Nov-23 Dec-23 4th Quarter NIM Detail 2.61%* 2.58% *December NIM would have been ~2.61% and Q4 NIM ~2.58%; NIM impacted by ~$450k reversal of interest due to NPL status of CRE loan

20 Net Interest Margin 3.05% 2.99% 2.97% 3.03% 2.65% 4.18% 3.98% 3.97% 4.00% 4.62% 0.67% 0.36% 0.10% 0.27% 1.43% 2019 2020 2021 2022 2023 Net Interest Margin (NIM) Average Loan Yield for the Period Shown Cost of Deposits • 4Q loans originated at average rate of 7.26% • 2023 YTD originations at average rate of 6.80% • Portfolio rate at Dec. 31, 2023 averaged 5.01% • Cost of deposits at Dec. 31, 2023 at 2.04% Rate excludes the impact of deferred fees/loan origination costs 1 1Yield includes the impact of deferred fees and loan origination costs amortization

21 Operating Expenses - Efficiency Trends 56.6% 57.1% 52.8% 54.2% 54.3% 68.8% 60.3% 2.27% 2.22% 2.02% 2.00% 2.01% 2.28% 2018 2019 2020 2021 2022 2023 2023 Efficiency Ratio Net Non-interest Expense / Average Assets Efficiency Ratio trend driven primarily by margin compression and by elevated expenses due to regulatory filing delays $65.1 $67.5 $70.7 $78.0 $81.5 $93.0 $88.2 2018 2019 2020 2021 2022 2023 2023 Non-Interest Expenses (in millions) • Elevated expenses impact ~ 4% • Margin compression impact ~5% • Remainder driven by inflationary cost increases, investments in technology and FDIC insurance • YTD $4.8 million of expenses related to the delayed filings

Funding, Investments and Liquidity 22

23 Deposit Balances – Excl. Brokered CDs 26.5% 25.8% 27.5% 27.0% 25.5% 26.5% 26.6% 27.2% 26.5% 24.6% 26.3% 24.3% 27.1% 25.2% 26.8% 23.3% 47.0% 49.8% 46.2% 48.7% 47.4% 48.3% 46.7% 49.5% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Axis Title Non-Municipal Municipal Business Dollars in billions $3.72 $3.55 $3.80 $3.50 $3.55 $3.50 $3.67 $3.51 • Stable deposit franchise with diverse funding sources • Municipal deposits are from county and local governments, including school, water, fire, sewer districts and housing authorities • $175M in brokered deposit balances obtained in Q4 2023, excluded from chart • Subject to 3-yr swap arrangement • No digital (e.g. bitcoin, etc.) deposit balances

24 Deposit Balances – Excl. Brokered CDs 21.8% 23.3% 24.1% 23.9% 22.3% 21.8% 21.8% 21.5% 31.1% 29.5% 29.3% 28.5% 27.0% 24.4% 25.1% 22.8% 42.3% 42.4% 41.7% 41.6% 42.2% 43.3% 40.8% 41.8% 4.8% 4.8% 4.9% 6.0% 8.5% 10.5% 12.3% 13.9% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Axis Title Deposit Balances Time Deposits Savings Deposits Interest-Bearing Checking Noninterest-Bearing Dollars in billions $3.72 $3.55 $3.80 $3.50 $3.55 $3.50 $3.67 $3.51 • Deposit franchise with diverse product offerings and long-standing customer base • No lasting impact on deposits from high-profile bank defaults earlier in the year • Deposit balances at year-end 2023 exceed year-end 2022 balances

25 Funding Sources and Rates • 2023 cost of deposits increased significantly • Deposit Beta through current rate cycle 1Q 2022 to 4Q 2023 is 47% • CD and Money Market specials are currently priced at 5% or less Dollars in millions Market rates and competition continue to impact deposit pricing Balance Rate Balance Rate Balance Rate Balance Rate Demand (Non-Interest Bearing) $ 297 0.00% $ 453 0.00% $ 8 0.00% $ 758 0.00% Interest Bearing Checking 320 0.05% 212 3.56% 267 0.10% 800 1.00% Savings and Money Market 702 1.00% 262 3.31% 502 4.84% 1,466 2.73% Time Deposits 419 4.09% 27 4.01% 42 3.28% 488 4.01% Total Deposits $ 1,738 1.40% $ 955 1.81% $ 819 3.17% $ 3,513 1.92% Brokered CD's - Net of Swap Effect 175 4.48% Other Borrowings 32 4.09% Junior Subordinated Obligations - TRUPS 20 3.43% Total Deposits and Borrowings $ 1,738 1.40% $ 955 1.81% $ 819 3.17% $ 3,739 2.07% Consumer Business Municipal Total

Investment Portfolio

Dollars in thousands						December 31, 2023
Category	**Current Book Value**	**Market Value**	**Unrealized Gain / (Loss)[1]**	**Book Yield**	**Wtd Avg Remaining Life**	**Duration**
US Treasuries	$ 73,761	$ 74,004	$ 243	5.07%	1.08	1.02
US Agencies	160,000	152,925	(7,075)	1.99%	1.91	1.83
Agency MBS	297,870	262,896	(34,974)	1.61%	4.70	4.03
Agency CMO	7,291	6,864	(427)	3.91%	4.71	3.98
Municipal - Local	280	280	0	7.12%	3.15	3.15
Other	1,000	800	(200)	8.35%	5.75	4.32
Total AFS	$ 540,202	$ 497,769	$ (42,433)	2.24%	3.38	2.97
Agency MBS	$ 5,831	$ 5,590	$ (241)	2.41%	1.85	1.72
Agency CMO	3,114	2,954	(160)	2.61%	2.18	1.98
Municipal	107,253	105,096	(2,157)	2.40%	1.62	1.55
Municipal - Local	15,197	15,197	0	5.08%	0.75	0.75
Total HTM	$ 131,395	$ 128,837	$ (2,558)	2.71%	1.54	1.48
Total Investments	$ 671,597	$ 626,606	$ (44,991)	2.33%	3.02	2.68

- **Unrealized Losses decreased by ~$31MM to ~$45MM during 4Q 2024**
  - ~$9MM of losses realized during 4Q '24 as a result of portfolio repositioning activity
  - ~$22MM reduction in unrealized losses as a result of changes in market rates and other portfolio activity
- **Book yield increased from 2.00% to 2.33% and duration decreased from 3.00 to 2.68 during 4Q 2023**

[1]Unrealized Gain/(Loss) on HTM for informational purposes only – not reflected in OCI

26

ARROW Financial Corporation

27 Liquidity FDIC Insured Deposits ~70% Uninsured Deposits ~30% Total Deposits = $3.7 billion • ~ $2.6 billion in deposits are insured • ~ 9% on-balance sheet liquidity (cash and unencumbered AFS securities) • Over $200M of unencumbered securities at December 31, 2023 • Available Borrowing Capacity: Brokered Deposits $0.8 billion Borrowing Capacity1 $1.4 billion $2.2 billion • Liquidity and borrowing capacity provide in excess of 2X coverage of uninsured deposits • National Listing Services also available as additional sources of liquidity • Securities, Mortgage and Auto Loan Portfolios provide steady source of cash flow 1 FHLB, FRB and other bank lines Ample coverage of uninsured deposits Uninsured deposit accounts consist of municipal, business and high net worth individuals – many of which have a broad and deep banking relationship with Arrow

Non-Interest Income 28

29 4Q Non-Interest Income • Other Operating Income includes bank-owned life insurance (BOLI) - Q3 included receipt of BOLI policy payouts • Wealth Management and Insurance revenues relatively stable Dollars in thousands December 31, 2023 September 30, 2023 Fees for Other Services to Customers $ 2,725 $ 2,761 Fiduciary Activities/Wealth Management 2,363 2,378 Insurance Commissions 1,723 1,695 Other Operating Income 673 1,212 Total Noninterest Income $ 7,484 $ 8,046 Three Months Ended

30 YTD Non-Interest Income • Decrease in fee income related to post-pandemic slowdown in consumer use of debit cards • Decease in Other Operating Income is due to reduction of income in equity and non-marketable securities partially offset by bank-owned life insurance (BOLI) • Wealth Management and Insurance revenues relatively stable Dollars in thousands December 31, 2023 December 31, 2022 Fees for Other Services to Customers $ 10,798 $ 11,626 Fiduciary Activities/Wealth Management 9,444 9,711 Insurance Commissions 6,498 6,463 Other Operating Income 2,377 3,098 Total Noninterest Income $ 29,117 $ 30,898 Year Ended

Wealth Management

- $1.76 Billion Assets Under Management (AUM) as of December 31, 2023
  - 2023 AUM increased ~$157 million (9.8%)
    - Net account activity increased AUM by ~$33 million
    - Market performance increased AUM by ~$124 million
  - 4Q 2023 AUM increased by ~$136 million (8.3%)
    - Net account activity increased AUM by ~$2 million
    - Market performance increased AUM by ~$134 million
- Services
  - Asset Management Accounts
  - Employer Retirement Plans
  - Brokerage Services (offered through LPL Financial)
  - Trust and Estate Management
  - Individual Retirement Plans
- Revenue
  - 2022 Revenue was $10.3 million on average AUM of ~$1.73B while S&P declined ~20%
  - 2023 Revenue was $10.0 million on average AUM of ~$1.68B while S&P increased ~24%
  - 2023 Revenue impacted by shift to fixed income accounts with lower fee structure

31

ARROW Financial Corporation

32 Insurance • Upstate Agency - Headquartered in South Glens Falls, NY - Total of 9 locations in New York (Capital Region, North Country) - 39 employees - Majority of policyholders reside within our geographic footprint • Insurance Products - Personal, Commercial and Employee Benefit Plans • Revenue • 2022 Revenue of $6.5 million • 4Q23 Revenue of $1.7 million, in line with 4Q22 • 2023 Revenue of $6.5 million

Loans 33

34 Loan Balances $2.20 $2.39 $2.37 $2.58 $2.98 $3.21 2018 2019 2020 2021 2022 2023 Consistent Loan Growth 2023 balance excludes $5.8 million FV mark to loan balances Excludes PPP loans Dollars in billions • 4Q23 loan growth of $68 million; ~9% annualized growth rate • 2023 loan growth of $224 million, or 7.5% ~8% CAGR

35 $305 $301 $312 $312 $316 $334 $345 $350 $350 $344 $352 $354 $357 $393 $407 $412 $431 $442 $441 $455 $468 $497 $507 $519 $529 $544 $860 $861 $893 $921 $921 $977 $1,031 $1,056 $1,065 $1,073 $1,088 $1,108 $1,112 $923 $908 $911 $930 $946 $967 $1,012 $1,051 $1,071 $1,081 $1,111 $1,148 $1,194 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Residential Real Estate Consumer Commercial Real Estate (CRE) Commercial (C&I) $2,595 $2,639 $2,644 $2,655 $2,668 $2,737 $2,845 $2,925 $2,983 $3,005 $3,070 $3,139 $3,207 Loan Balances Dollars in millions Consistent Loan Growth Across Multiple Portfolios Commercial real estate excludes owner-occupied real estate loans Owner-occupied real estate shown as part of the C&I portfolio RRE and therefore total loans do not include FV hedge mark of $5.8M

36 Loan Yields Steadily Increasing $2.60 $2.64 $2.64 $2.66 $2.67 $2.74 $2.85 $2.93 $2.98 $3.01 $3.07 $3.14 $3.21 3.94%3.90%4.04%4.08% 3.82%3.90%3.85% 4.09%4.13% 4.32% 4.57%4.70%4.86% 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Loan Portfolio Yields experiencing meaningful increase during 2023 Loan Balance Average Loan Portfolio Yield for the Periods Shown Dollars in billions Pre 2020 4.93% 2020 4.30% 2021 3.85% 2022 4.73% 2023 6.80% Rate by Vintage • ~47% of balances are 2022-2023 vintages • Loan rates averaged 5.01% as of December 31, 2023 1Yield includes the impact of deferred fees and loan origination costs amortization 1

37 Loan Portfolio Composition Commercial (C&I) 11.2% Commercial Real Estate 16.9% Consumer 34.6% Residential Real Estate 37.3% • No single relationship represents more than ~1.75% of total loans as of December 31, 2023 • CRE concentration ratio of ~126% of risk-based capital • C&I portfolio can be a source of deposit growth Total Loan Portfolio ~ $3.21 billion Commercial (C&I) includes owner-occupied real estate loans

38 Consumer Loan Portfolio $860 $861 $893 $921 $921 $977 $1,031 $1,056 $1,065 $1,073 $1,088 $1,108 $1,108 3.95% 3.94% 3.92% 3.93% 3.87% 3.84% 3.83% 4.10% 4.02% 4.26% 4.61% 4.83% 5.11% 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Period-End Loan Balance Average Loan Portfolio Yield for the Period Shown Dollars in millions • 99.6% of the portfolio, or $1.08 billion are collateralized auto loans; only $4 million in unsecured personal loans • Auto loans sourced through a network of 475+ dealers in New York and Vermont with customers extending beyond those states • Loans are underwritten/credit scored by Arrow • Essentially 100% of auto loans are fully amortizing, fixed rate loans • > 73% of auto loan balances have customers with FICO scores >700 • Average portfolio FICO score is 740; Average debt to income ratio ~31%; average LTV is 87% • Annual losses over last 5 years were 9-20 bps • ~29% new, ~71% used vehicles exposure 2 1Yield includes the impact of deferred fees and loan origination costs amortization 2 Based on MSRP or used National Automobile Dealers Association (NADA) retail value at time of origination 1 Portfolio rates meaningfully increasing December 31, 2023 - 5.55% Rate excludes the impact of deferred fees/loan origination costs

Commercial Real Estate Portfolio



Dollars in millions
3.66%
4.90%
5.08%
5.19%
4.88%
$393
$407
$412
$431
$442
$441
$455
$468
$497
$507
$519
$529
$543
4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23
Period-End Loan Balance
Average Loan Portfolio Yield for the Period Shown[1]

Portfolio rates trending upward
December 31, 2023 - 5.31%
Rate excludes the impact of deferred fees/loan origination costs

- **Decline in yield is primarily the result of $0.5MM of interest reversal from loan entering non-accrual status**
- **Excluding interest reversal 4Q '23 yield would be 5.13%**
- **CRE loans extended to businesses / borrowers primarily located in our regional market area**
- **No CRE exposure to large metropolitan areas – e.g. , no NYC exposure**
- **As of December 31, 2023:**
  - **~$365 million or ~ 67% of loans have rates tied to market indices, such as Prime, SOFR or FHLBNY**
  - **~$57 million of CRE loans will reprice within next 12 months**
  - **~$36 million of fixed rate loans mature within 12 months**
  - **Total non-owner occupied Office exposure accounted for ~11% of CRE and ~2% of total loans**
  - **Total non-owner occupied Retail exposure accounted for ~15% of CRE and ~3% of total loans outstanding**
  - **Total Hotels and Motels exposure accounted for ~23% of CRE and ~4% of total loans outstanding**
  - **The majority of the remaining CRE exposure is comprised of multi-family and other residential investment properties**

[1] Yield includes the impact of deferred fees and loan origination costs amortization

39 Commercial real estate excludes owner-occupied real estate loans

ARROW Financial Corporation

40 Commercial (C&I) Portfolio $305 $301 $312 $312 $316 $334 $346 $350 $350 $344 $352 $354 $359 4.17% 4.35% 4.57% 4.89% 5.38% 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Period-End Loan Balance Average Loan Portfolio Yield for the Period Shown Dollars in millions • 4Q23 yields impacted positively by ~20 bps from non-recurring fees • C&I loans extended to businesses/ borrowers primarily located in our regional market area • C&I Portfolio a potential source for deposit acquisition • As of December 31, 2023: – ~$205 million or ~57% of loans have rates tied to market indices, such as Prime, SOFR or FHLBNY – ~$33 million of C&I loans will reprice within next 12 months – Only ~$8 million of fixed rate loans mature within 12 months 1Yield includes the impact of deferred fees and loan origination costs amortization Commercial (C&I) includes owner-occupied real estate loans 1 Portfolio rates on strong upward trend December 31, 2023 – 5.10% Rate excludes the impact of deferred fees/loan origination costs

Residential Real Estate Loans



Dollars in millions
3.83% 3.79% 3.77% 3.76% 3.73% 3.71% 3.70% 3.78% 3.80% 4.10% 4.17% 4.25% 4.52%
$923 $908 $911 $930 $946 $967 $1,012 $1,051 $1,071 $1,081 $1,111 $1,148 $1,194
4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23
Period-End Loan Balance
Average Loan Portfolio Yield for the Period Shown[1]

- **4Q23 yields include ~6bps related to FV balance sheet hedge**
- **One-to-four family residential real estate secured by first or second mortgages on residences and home equity lines located in our market area**
- **LTV generally does not exceed 80% at time of origination (lower of purchase price or appraised value)**
- **Loans exceeding 80% LTV at origination require private mortgage insurance or other guarantees**
- **~ $94MM, or 8%, of residential loan portfolio is for construction purposes**
- **~9% of the portfolio are home equity loans and lines**
- **As of December 31, 2023:**
  - **~20% of portfolio subject to adjustable rates**
  - **~80% of portfolio is fixed**

As of December 31, 2023, the average Residential Mortgage portfolio rate was ~4.05% and the Home Equity Line portfolio rate was ~7.44%, resulting in overall portfolio rate of ~4.34%

Rates exclude the impact of deferred fees/loan origination costs

4Q23 balance excludes $5.8 million FV mark to loan balances

[1]Yield includes the impact of deferred fees and loan origination costs amortization

41

ARROW Financial Corporation

Credit Quality and Capital 42

43 Credit Quality 0.25% 0.44% 0.40% 0.37% 0.21% 0.20% 0.66% 2020 2021 2022 1Q23 2Q23 3Q23 4Q23 Non-Performing Loans (NPL) / Gross Loans Dollars in millions $6.4 $11.7 $12.0 $11.2 $7.1 $6.9 $21.2 • ~$15.3M Commercial Loan relationship migrated to NPL status in Q4 • Collateral position strong. No loss anticipated • ACL of 0.97% available to address potential credit issues • Charge-offs were 7bps in 2023; down from 8bps in 2022 NPLs predominantly well collateralized • New NPL • One relationship • Well collateralized • No specific reserve required 0.48% 0.18%

44 Fully Diluted Tangible Book Value (TBV) Increasing TBV in challenging industry environment

45 Capital Position 9.80% 13.32% 14.01% 15.08% 8.37% 9.84% 13.00% 13.66% 14.74% 8.60% 4.00% 4.50% 6.00% 8.00% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% 16% Tier 1 Leverage Ratio Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tangible Common Equity Capital Ratios – Arrow Minimum Regulatory Capital Ratios 2023 2022 Strong Capital Ratios

46 Financial Snapshot 2018 2019 2020 2021 2022 2023 Total assets $2,988,334 $3,184,275 $3,688,636 $4,027,952 $3,969,509 $4,169,868 Loans $2,196,215 $2,386,120 $2,595,030 $2,667,941 $2,983,207 $3,212,908 Loan-to-deposit ratio 93.6% 91.2% 80.2% 75.1% 85.3% 87.1% Return on average assets 1.27% 1.24% 1.17% 1.28% 1.21% 0.74% Efficiency ratio 56.60% 57.08% 52.80% 54.16% 54.26% 68.81% Net interest margin 3.07% 3.05% 2.99% 2.97% 3.03% 2.65% Tier 1 Leverage Ratio 9.61% 9.98% 9.07% 9.20% 9.80% 9.84% Return on average equity 13.96% 13.17% 12.77% 14.09% 13.55% 8.29% Tangible book value per share $15.09 $16.98 $18.87 $21.03 $19.95 $21.06 Net interest income $84,018 $88,049 $99,202 $110,355 $118,343 $104,832 Net income $36,279 $37,475 $40,827 $49,857 $48,799 $30,075 EPS (fully diluted) $2.24 $2.28 $2.48 $3.00 $2.94 $1.77 Dollars in thousands, except per share amounts

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